$500,000

                                 LOAN AGREEMENT

                            Dated as of May 11, 2000

                                     Between

                           MERIDIAN USA HOLDINGS, INC.

                                  as Borrower,

                               U.S. BANCORP LIBRA,

                   a division of U.S. Bancorp Investments, Inc.

                                    as Lender

                                 LOAN AGREEMENT
     LOAN AGREEMENT dated as of May 11, 2000 (this "Agreement"), between Meridian USA Holdings, Inc. (the "Borrower"), and U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc. (the "Lender").

The Borrower has requested that the Lender lend to the Borrower $500,000 to be used for marketing, product development, working capital and other corporate uses. The Lender has agreed to lend such amount to the Borrower subject to the terms and conditions set forth in this Agreement.

     Accordingly, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                          AMOUNT AND TERMS OF THE LOAN

     SECTION 1.01. The Loan. The Lender agrees, on the terms and conditions hereinafter set forth, to make to the Borrower on the date hereof, a single loan, in an amount equal to $500,000. Amounts borrowed under this Section 1.01 and repaid or prepaid may not be reborrowed.

SECTION 1.02. Repayment. The Borrower agrees to repay to the Lender the aggregate outstanding principal amount of the Loan on November 12, 2000 (the "Maturity Date"), together with all other amounts in respect of the Loan then owing to the Lender (whether for accrued and unpaid interest, fees or other amounts).

SECTION  1.03.     Interest  and  Fees.

     (a) Interest. The Borrower agrees to pay to the Lender interest on the unpaid principal amount of the Loan as set forth in the Note.

(b) Default Interest. The Borrower agrees to pay, on demand (i) interest on the unpaid principal amount of the Note during any period from the date hereof to the Maturity Date for the Note at the rate set forth therein and (ii) after the occurrence and during the continuance of an Event of Default, (A) interest on the unpaid principal amount of the Note at the rate per annum set forth in the Note plus 2.0% per annum and (B) interest on the amount of any interest, fee or other amount other than principal of the Note payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, at a rate per annum equal to the non-default rate of interest required to be paid on the unpaid principal amount of the Note during such period plus 2.0% per annum.

(c) Lender Fees. The Borrower agrees to pay to the Lender on the date hereof a fee in an amount equal to $25,000, which fee shall be deemed earned on the date hereof and non-refundable.

     SECTION  1.04.     Prepayments  of  the  Note.

     (a) Voluntary Prepayment. The Borrower may at any time, upon at least five days' prior notice to the Lender, prepay or redeem the Loan, in whole or in part, at a price equal to 100% of the principal amount prepaid or redeemed, together with accrued and unpaid interest thereon to the date of prepayment or redemption, provided that each partial prepayment shall be in an aggregate principal amount of $50,000 or an integral multiple of $25,000 in excess thereof.

     (b)     Mandatory  Prepayment.

     (i) Upon the consummation of the Loan Refinancing, the Borrower shall prepay the Note in an amount equal to the then outstanding principal amount of the Note together with accrued interest to the date of such prepayment on the principal amount prepaid and all fees, expenses and other payments due to the Lender hereunder (the "Refinancing Amount").

(ii) Upon receipt by the Borrower or any of its Subsidiaries of the Net Proceeds from the issuance or incurrence by the Borrower or any of its Subsidiaries of any Indebtedness the Borrower shall prepay outstanding Note in an amount equal to the lesser of (A) 100% of the aggregate principal amount of the Note outstanding on the date of such prepayment and (B) the amount of such Net Proceeds, in either case plus all accrued and unpaid interest on the principal amount of the Note so prepaid to the date of such prepayment and all fees, expenses and other payments due and payable to Lender hereunder on such date.

(iii) Upon receipt by the Borrower or any of its Subsidiaries prior to the Maturity Date of the Net Proceeds from the issuance or sale by the Borrower or any of its Subsidiaries of any Equity Interests of any such Person or from any capital contribution received by the Borrower from any Person or received by any Subsidiary of the Borrower from any Person, the Borrower shall prepay outstanding Note in an amount equal to the lesser of (A) 100% of the aggregate principal amount of all Note outstanding on the date of such prepayment and (B) the amount of such Net Proceeds, in either case plus all accrued and unpaid interest on the principal amount of the Note so prepaid to the date of such prepayment and all fees, expenses and other payments due and payable to the holders of the Note hereunder.

(iv) Upon receipt by the Borrower or any of its Subsidiaries prior to the Maturity Date for the Bridge Note of the Net Proceeds from any Asset Sale (other than Asset Sales permitted under clauses Section 3.02(i)), the Borrower shall prepay outstanding Note in an amount equal to the lesser of (A) 100% of the aggregate principal amount of all Note outstanding on the date of such prepayment and (B) the amount of such Net Proceeds.

     SECTION 1.05. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Note not later than 11:00 a.m. (New York City time) on the day when due to the Lender at the Lender's account in immediately available funds.

     (b) All computations of interest and fees shall be made by the Lender on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

(c) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in each case be included in the computation of payment of interest or any fee, as the case may be.

(d) To the fullest extent permitted by law, the Borrower shall make all payments hereunder and under the Note regardless of any defense or counterclaim, including, without limitation, any defense or counterclaim based on any law, rule or policy which is now or hereafter promulgated by any Governmental Authority and which may adversely affect the Borrower' obligation to make, or the right of the holder of any Note, as the case may be, to receive, such payments.

     SECTION 1.06. Use of Proceeds. Subject to the terms of this Agreement, the proceeds of the Loan shall be used by the Borrower for marketing, product development, working capital and other general corporate uses.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.01. Representations and Warranties. The Borrower hereby represents and warrants as follows:

     (a) Organization; Power and Authority. The Borrower (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect, and (iii) has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. For purposes hereof, "Material Adverse Effect" means a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance, properties, assets, liabilities or prospects of the Borrower, or (ii) the rights and remedies of the Lender under this Agreement or the Note.

(b) Authorization, Enforceability, Etc. The execution and delivery of this Agreement and the Note by the Borrower, the performance by the Borrower of its obligations hereunder and thereunder and the consummation by the Borrower of the transactions contemplated hereby have been duly authorized by all necessary action. Each of this Agreement and the Note has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Authorization; Compliance with Law and Other Instruments, Etc. The execution, delivery and performance by the Borrower of this Agreement and the Note, and the consummation of the transactions contemplated hereby and thereby, are within the Borrower's powers, and do not (i) contravene such Borrower's charter documents and bylaws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower or any of its property or assets or (iv) result in or require the creation or imposition of any lien upon or with respect to any property or assets of any Borrower. The Borrower is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

(d) Governmental Authorizations, Etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or any other person is required for (i) the due execution, delivery or performance of this Agreement or the Note or for the legality, validity, binding effect or enforceability thereof, or for the consummation of any transaction contemplated thereby, or (ii) the exercise by the Lender of its rights hereunder or under the Notes.

     (e)     Financial  Statements.

     (i) The consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1999 and December 31, 1998, and the related consolidated statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries for the fiscal years ended December 31, 1999 and December 31, 1998, in each case including the Note and schedules thereto and accompanied by an opinion of Feldman Sherb Horowitz & Co., P.C., independent certified public accountants of the Borrower, and the consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 2000 and the related statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries for the three-month period ended on such date, copies of which have been furnished to the Lender, present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the consolidated results of operations and cash flows of the Borrower and its Subsidiaries for the respective periods ended on such dates in accordance with GAAP applied consistently throughout the period involved, subject to year-end audit adjustments and the absence of footNote in the case of such unaudited statements.

     (ii) There are no liabilities or obligations of the Borrower or any of its Subsidiaries of any nature whatsoever (including Indebtedness and whether absolute, contingent, accrued or otherwise and whether or not due), that, either individually or in the aggregate, could reasonably be expected to be material to the Borrower or any of its Subsidiaries, except for those liabilities and obligations that are fully disclosed in the financial statements referred to in subsection (i) above.

     (iii) Since December 31, 1999, there has been no Material Adverse Change with respect to the Borrower and its Subsidiaries taken as a whole. For the purpose hereof, "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties, assets, liabilities or prospects of a Person.

     (f) Litigation. There is no action, suit, investigation, litigation or proceeding pending or, to the Borrower' knowledge, threatened, affecting the Borrower before any court, Governmental Authority or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to adversely affect the transactions contemplated hereby or the legality, validity or enforceability of this Agreement or the Note.

(g) Licenses, Permits, Etc. Each of the Borrower and its Subsidiaries owns or possesses all of the licenses, permits, franchises, authorizations, consents and approvals, and owns or has the legal right to use all of the patents, copyrights, service marks, trademarks and trade names (or other rights thereto), that are necessary to conduct its businesses as presently conducted or proposed to be conducted, without known conflict with the rights of any other Person, except where and to the extent that the failure to so own, possess or have the legal right to use such licenses, permits, franchises, authorizations, consents, approvals, patents, copyrights, service marks, trademarks, trade names or other rights, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (h) Taxes. The Borrower and each of its Subsidiaries has filed or caused to be filed all material tax returns and reports that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all taxes shown to be due and payable on any assessments of which such Person has received notice and all other taxes, assessments, levies, fees and other governmental charges imposed upon it or its Subsidiaries, or its property, assets, income or franchises, to the extent such taxes, assessments, levies, fees and other charges have become due and payable and before they have become delinquent, except for taxes, assessments, levies, fees or other governmental charges (x) the amount, applicability or validity of which is being contested in good faith and by appropriate proceedings diligently conducted and with respect to which such Person has established reserves in accordance with GAAP or (y) the non-payment of which would not have a Material Adverse Effect.

     (i) Compliance with Laws. The Borrower and each of its Subsidiaries is in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Authority in all jurisdictions in which it is presently doing business, other than those the noncompliance with which could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(j) Insurance. The Borrower and each of its Subsidiaries carries or is entitled to the benefits of insurance in such amounts and covering such risks as is reasonably sufficient under the circumstances and is consistent with comparable businesses, and all such insurance is in full force and effect, except when the failure of such insurance to be in full force and effect could not reasonably be expected to have a Material Adverse Effect.

(k) Disclosure. All of the information furnished in writing by or on behalf of the Borrower or any of its Subsidiaries to the Lender pursuant to or in connection with the transactions contemplated, and all of the information contained in documents filed with the Securities and Exchange Commission by or on behalf of the Borrower and its Subsidiaries, taken as a whole, are complete in all material respects as of the date on which such information was so provided, and all such information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which any such statements were made, not misleading.

(l) Broker's Fees. Except for fees payable to the Lender hereunder, no broker's or finder's fee, commission, or similar compensation or commissions have been paid or will be payable by the Borrower or any of its Subsidiaries with respect to the transactions contemplated hereby.

                                   ARTICLE III

                                    COVENANTS

     SECTION 3.01. Affirmative Covenants. The Borrower covenants and agrees that, so long as any amount is owing to the Lender or any Obligation is outstanding under the Note or hereunder, the Borrower shall and shall cause each of its Subsidiaries to:

(a) Compliance with Laws, Etc. Comply with all laws, rules, regulations and orders to which it or any of its property or assets is subject, and obtain, comply with and maintain any and all licenses, approvals, notifications, registrations or permits required by such laws, rules, regulations and orders, except to the extent that such failure to comply, either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

(b) Payment of Taxes, Etc. Pay and discharge before the same shall become delinquent, (i) all material taxes, assessments and governmental charges or levies imposed upon it or upon its property or assets and (ii) all material lawful claims that, if unpaid, might become a lien upon its property and assets; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim (i) that is being contested in good faith and by proper proceedings and (ii) as to which appropriate reserves are being maintained.

(c) Maintenance of Insurance. Maintain insurance with financially sound, responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

(d) Preservation of Existence, Etc. Preserve and maintain its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the board of directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lender.

(e) Visitation Rights. From time to time, upon reasonable notice and, prior to the occurrence and during the continuance of a Default, during normal business hours, permit the Lender or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the offices of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

(f) Keeping of Books. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with GAAP.

(g) Maintenance of Properties, Etc. Maintain and preserve all of its assets and properties that are reasonably necessary for the conduct of its business in good working order and condition, ordinary wear and tear excepted.
(h)     Reporting  Requirements.  Furnish  to  the  Lender:

     (i) as soon as possible and in any event within five days after a senior officer of the Borrower or any of its Subsidiaries obtains knowledge of the occurrence of any Default, Event of Default or any event, development or occurrence which could reasonably be expected to have a Material Adverse Effect continuing on the date of such statement, a statement of a senior officer of the Borrower setting forth details of such Default, event, development or occurrence and the action that the Borrower and each of its Subsidiaries has taken and proposes to take with respect thereto;

       (ii) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or with any national securities exchange;

       (iii) any other information with respect to the financial condition, business and property of the Borrower and its Subsidiaries, as any Lender may from time to time reasonably request.

        (i) Loan Refinancing. Prior to the Maturity Date of the Note, use its best efforts to effect an offering and sale of equity securities (the "Loan Refinancing") for the purpose of refinancing the aggregate outstanding principal of the Note and paying interest accrued thereon and all fees, expenses, commissions and other amounts payable by the Borrower hereunder and in connection with the Loan Refinancing.

     SECTION 3.02. Negative Covenants. The Borrower covenants and agrees that, so long as any amount is owing to the Lender or any Obligation is outstanding under the Note or hereunder,, the Borrower shall not, and shall cause its Subsidiaries not to, directly or indirectly:

     (a) Limitations on Indebtedness. Create, incur, issue, assume, guarantee or suffer to exist, or otherwise become directly or indirectly liable, contingently or otherwise, with respect to, any Indebtedness other than: (i) Indebtedness of the Borrower and its Subsidiaries hereunder; (ii) Indebtedness of the Borrower or its Subsidiaries in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations and trade-related letters of credit, in each case provided in the ordinary course of business and in no event in excess of $100,000 at any one time outstanding for all such Indebtedness; and
(iii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business.

     (b) Limitations on Fundamental Changes, Asset Sales, Acquisitions, Etc. Wind up, liquidate or dissolve itself (or suffer any liquidation or dissolution), enter into any transaction of merger or consolidation or consolidate or merge, or sell, assign, transfer, lease, convey or otherwise dispose of, whether in one transaction or a series of related transactions, all or substantially all of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire whether in one transaction or a series of related transactions, any part of the business, property or assets of any Person (or agree to do any of the foregoing), except that:

     (i) the Borrower and its Subsidiaries may sell their respective inventory in the ordinary course of business;
(ii) the Borrower and its Subsidiaries may sell, lease, sublease, transfer or otherwise dispose of any obsolete, worn out or surplus property or assets thereof that are no longer useful in the conduct of the Borrower's or the applicable Subsidiary's business, at the fair market value thereof (as determined in good faith by the Borrower ) and for cash; provided that the Net Proceeds from each such sale, lease, sublease, transfer or other disposition are applied to the prepayment of the Note to the extent required under, and in accordance with the terms hereof; and
(iii) the Borrower and its Subsidiaries may purchase or otherwise acquire inventory, materials, equipment and intangible assets in the ordinary course of business.

     (c) Limitations on Restricted Payments. (i) Declare or pay any dividend or make any other payment or distribution on account of the Borrower's or any of its Subsidiaries' Equity Interests, or allow its Subsidiaries so to do, other than dividends or other payments or distributions payable to the Borrower; (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Borrower or any of its Subsidiaries; (iii) make any Investment (other than an Investment permitted by Section 3.02(f)) (all such payments and other actions set forth in clauses (i) through (iii) above being collectively referred to as "Restricted Payments").

(d) Limitations on Sale-Leaseback Transactions. Become liable as lessee or as a guarantor or surety with respect to any lease of any property, whether now owned or hereafter acquired, that the Borrower or any of its Subsidiaries, as the case may be, has sold or transferred or is to sell or transfer in a transaction with such assumption of liability to any other Person.

(e) Limitations on Investments, Etc. Make or commit or agree to make any Investment, except that: (i) the Borrower and its Subsidiaries may acquire and hold accounts receivable owing to any of them; (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents; and (iii) the Borrower and its Subsidiaries may maintain Investments existing on the date hereof; and (iv) the Borrower and its Subsidiaries may make Investments in an aggregate amount not to exceed $50,000.

(f)     Limitations  on Issuances and Sales of Equity Interests in Subsidiaries.

(i) Transfer, convey, sell, lease or otherwise dispose of any Equity Interests in any Subsidiary of the Borrower to any Person, or (ii) permit any Subsidiary of the Borrower to issue any of its Equity Interests to any Person other than to the Borrower.

(g) Limitations on Transactions with Affiliates. Sell, lease, transfer or otherwise dispose of any of its property or assets, or purchase any property or assets, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing actions, considered separately, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Borrower or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Subsidiary with an unrelated Person and (ii) the Borrower delivers to the Lender
(A) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $25,000, a resolution of the board of directors of the Borrower certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the board of directors of such Borrower or, if there are no such disinterested members, unanimously by all members of the board of directors of such Borrower, and (B) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $50,000, an opinion as to the fairness to the Borrower or such Subsidiary of such Affiliate Transaction from a financial point of view issued by an unaffiliated nationally recognized accounting, appraisal or investment banking firm.

     (h) Limitations on Changes in Nature of Business. Engage, as a major line of business, in any line or lines of business activity other than the business activities in which they are engaged on the date hereof or a business reasonably related or incidental thereto.

                                   ARTICLE IV

                                   DEFINITIONS

     SECTION 1.01. Definitions. As used in this Agreement, the following terms shall have the following meanings:

"Affiliate" means, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors (or Persons performing similar functions) of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

"Asset Sale" means the sale, lease, conveyance or other disposition by the Borrower or any of its Subsidiaries of (i) any Equity Interests of a Subsidiary of the Borrower or (ii) any property or assets of the Borrower or any of its Subsidiaries.

"Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101, et seq.

"Borrower"  has  the  meaning  specified  in  the  recitals  to  this Agreement.

"Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City.

"Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of a partnership or limited liability company, partnership (whether general or limited) or membership interests, and (iii) in the case of any other entity, any and all shares, interests, participations, rights or other equivalents (however designated) that confer on the holder of such shares, interests, participations, rights or equivalents the right to receive a share of the profits and losses of, or distributions of assets of, such entity.

"Capitalized Lease" means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on the balance sheet of such Person under GAAP.

"Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person under Capitalized Leases and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

"Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (iii) certificates of deposit with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500,000,000 and rated "P-1" or better by Moody's and "A-1" or better by S&P,
(iv) commercial paper having one of the two highest ratings obtainable from Moody's or S&P, and in each case maturing within nine months after the date of acquisition, and (vi) money market funds, the portfolios of which are limited to investments described in clauses (i) through (iv) above.

"Change of Control" means any "person" or "group" (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 35% of the Voting Stock of the Borrower.

"Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

"Contingent Obligation" means, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any products warranties extended in the ordinary course of business.

"Default" means any event or condition that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

"Equity Interests" means Capital Stock and all warrants, options or other rights to acquire such Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, such Capital Stock).

"GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

"Governmental Authority" means any government or political subdivision or any agency, authority, board, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Indebtedness" means, with respect to any Person, (i) any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, Note, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capitalized Lease Obligations or the unpaid deferred balance of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit or banker's acceptances) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (ii) all indebtedness of others secured by a lien on any property or assets of such Person, whether or not such indebtedness is assumed by such Person (provided, that if such Person has not assumed or otherwise become liable with respect to such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the lesser of the fair market value of the Property to which such lien relates, as determined in good faith by such Person, and the stated amount of such Indebtedness), (iv) all obligations of such Person with respect to the redemption, repayment or other repurchase of any Capital Stock (but excluding any accrued dividends thereon), and (v) all Contingent Obligations of such Person.

"Interest  Period"  has  the  meaning  specified  in  the  Note.

"Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Contingent Obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness of another Person, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

"Loan" means the loans evidenced by the Note issued to the Lender pursuant hereto.

"Net Proceeds" means, with respect to the issuance or incurrence by any Person of any Indebtedness or the sale or issuance by any Person of any of its Equity Interests or any Asset Sale (including, without limitation, any Cash Equivalent received upon the sale or other disposition of or realization on any non-cash consideration received in any Asset Sale), as the case may be, the aggregate Cash Equivalent proceeds received by the Borrower or any of its Subsidiaries, net of (i) the direct costs relating thereto (including, without limitation, legal, accounting and investment banking fees, recording fees, title transfer fees, appraisal fees and sales commissions) incurred as a result thereof, and
(ii) taxes paid or payable, in the good faith estimation of the Borrower, as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements).

" Note" means the promissory note of the Borrower payable to the order of the Lender (or its nominee), substantially in the form of Exhibit A-1 hereto, evidencing the aggregate Indebtedness of the Borrower to the Lender.

"Obligations" means all amounts owing to the Lender pursuant to the terms of this Agreement or the Note.

"Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

"Subsidiary" means, with respect to any Person at any time, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at such time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership or limited liability company (A) the sole general partner or the managing general partner or managing member of which is such Person or a Subsidiary of such Person, (B) the only general partners or managing members of which are such Person or one or more Subsidiaries of such Person (or any combination thereof) or (C) of which more than 50% of the interest in the capital or profits of such Person is at such time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof).

"Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote generally in the election of the board of directors or equivalent governing body of such Person.

     SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall."

                                    ARTICLE V

                                EVENTS OF DEFAULT

     SECTION  6.01.     Events  of  Default.  If  any  of  the  following events
("Events  of  Default")  shall  occur  and  be  continuing:

(a) (i) the Borrower shall fail to pay the outstanding principal of the Loan on the Maturity Date or (ii) the Borrower shall fail to pay any other required payment of principal or any payment of interest on the Loan, or any other payment under any Loan Document, in each case under this clause (ii), within three Business Days after the same becomes due and payable; or

(b) any representation or warranty made by any Borrower (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

(c) the Borrower shall fail to perform or observe any term, covenant or agreement contained herein (which is not referred to in subsection (a) or (b) above), or the Borrower shall fail to perform or observe any other term, covenant or agreement contained hereunder, on its part to be performed or observed if such failure shall remain unremedied for a period of 15 Business Days after the earlier of the date on which (i) an officer of the Borrower becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by the Lender or any Lender; or

(e) the Borrower or any Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Subsidiary seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or the Borrower or any Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

(g) any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Borrower or any of its Subsidiaries and remains unpaid and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(h) any non-monetary judgment or order shall be rendered against the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(i) a Change of Control shall occur; then, and in any such event, the Lender may by notice to the Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement and Note to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, the Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy) and mailed, telecopied or delivered, if to the Borrower, to the Borrower at its address at 3350 N.W. Boca Raton Blvd. A-28, Boca Raton, Florida 33431, Attn: Alan Posner, Chairman; if to the Lender, at 11766 Wilshire Boulevard, Suite 870, Los Angeles, CA 90025,
Attn: General Counsel; or as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Lender. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or transmitted by telecopier, respectively, except that notices and communications to the Lender pursuant to
Article VII shall not be effective until received by the Lender. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Note shall be effective as delivery of a manually executed counterpart thereof.

SECTION 8.03. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION 8.04. Costs, Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Lender in connection with the enforcement of this Agreement and the Note, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Lender).

SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

SECTION 8.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.09. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Note or this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Note in the courts of any jurisdiction.

(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Note or this Agreement in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 8.10. Governing Law. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.11. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE BORROWER AND THE LENDER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT THEREOF.
SECTION 8.13. Headings. Article, Section and Subsection headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

SECTION 8.14. Severability. Any provision of this Agreement, or of the Note, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or other representatives thereunto duly authorized, as of the date first above written.
Borrower:

                           MERIDIAN USA HOLDINGS, INC.
                           By:  /s/ Mark Streisfeld
                           Name:  Mark Streisfeld
                           Title:  President

Lender:

                           U.S.  BANCORP  INVESTMENTS,  INC.
                           By:   /s/ Jess M. Ravage
                           Name: Jess M. Ravage
                           Title: President


                                    EXHIBIT A
                                   BRIDGE NOTE

New  York,  New  York
$500,000     Dated:  May  12,  2000

     FOR VALUE RECEIVED, the undersigned, Meridian USA Holdings, Inc. (the "Borrower"), HEREBY PROMISES TO PAY to the order of U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc. (the "Payee") on the Maturity Date (this and other capitalized terms that are not defined herein have the respective meanings specified therefor in the Loan Agreement referred to below) the principal amount of $500,000 or, if less, the aggregate principal amount of the Note which remains outstanding on the Maturity Date.
The Borrower promises to pay interest on the unpaid principal amount hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified below.

Interest on the unpaid balance of the principal amount of this Note shall accrue at a rate per annum, which is equal to 12% per annum, from and including the date hereof until such unpaid balance shall be paid in full (whether at maturity or upon acceleration thereof or otherwise), payable in arrears on the first Business Day of each month and on the Maturity Date and thereafter on demand; provided, however, that upon the occurrence and during the continuance of any Event of Default, the Borrower shall pay interest on such unpaid principal amount at a rate equal at all times to 200 basis points in excess of the rate of interest otherwise in effect, and (iii) in no event shall the rate of interest on this Note be greater than the maximum rate of interest permitted by law. Both principal and interest are payable in lawful money of the United States of America to the Lender for the account of the Lender in immediately available funds. Such payments shall be made by wire transfer to the account specified by the Lender in writing.

This Note is one of the Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of May 12, 2000 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") among the Borrower and the Lender. The Loan Agreement, among other things, (i) provides for the making of a single loan by the Lender to the Borrower in an aggregate amount equal to $500,000, the indebtedness of the Borrower resulting from such Loan being evidenced by this Note, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein and (iii) contains provisions for the making of payments whenever any payment hereunder shall be stated to be due on a day other than a Business Day.

     To the fullest extent permitted by applicable law, the Borrower, for itself and its respective successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.
If any provision of this Note shall be prohibited or invalid in any jurisdiction, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any Default, nor shall any single or partial exercise by the Lender of any right or remedy preclude any other right or remedy.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           MERIDIAN USA HOLDINGS, INC.

                           By:  /s/ Mark Streisfeld
                           Name: Mark Streisfeld
                           Title: President